EXHIBIT G

GUARANTY AND PLEDGE AGREEMENT

GUARANTY AND PLEDGE AGREEMENT (this “Agreement”), dated as of April 11, 2014, among DirectView Holdings, Inc., a Delaware corporation (the “Company”), Roger Ralston (each of the foregoing a “Pledgor” and collectively, the “Pledgors”), and Dominion Capital LLC (“Dominion”) and its endorsees, transferees and assigns (collectively, the “Pledgees”).

BACKGROUND

WHEREAS, the Company wishes to borrow $333,333.33 secured by certain assets; and

WHEREAS, the Pledgees are willing to lend the Company $333,333.33 based on certain undertakings as described more fully herein and such other documents as may be executed contemporaneously herewith.

NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

1. Guaranty.  The Pledgors hereby absolutely, unconditionally and irrevocably guarantee to the Pledgees, their successors, endorsees, transferees and assigns the due and punctual performance and payment of the outstanding obligations (the “Outstanding Obligations” and each obligation an “Outstanding Obligation”) owing to the Pledgees, their successors, endorsees, transferees or assigns when due, all at the time and place and in the amount and manner prescribed in, and otherwise in accordance with, the Transaction Documents1, regardless of any defense or set-off counterclaim, which the Company or any other person may have or assert, and regardless of whether or not the Pledgees or anyone on behalf of the Pledgees shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Transaction Documents or at law or in equity, and regardless of any other condition or contingency. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PLEDGORS’ RESPECTIVE AND INDIVIDUAL OBLIGATIONS TO THE PLEDGEES UNDER THIS AGREEMENT SHALL CONTINUE IN THE EVENT THAT THE COLLATERAL PLEDGED FOR THE OBLIGATIONS SET FORTH HEREIN IS INSUFFICIENT TO SATISFY SUCH OBLIGATIONS.

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1 As used herein, the term “Transaction Documents” means the documents as described and defined in the Securities Purchase Agreement, dated April 11, 2014, between the Company and Dominion.

2. Waiver of Demand.  The Pledgors whether individually or severally hereby unconditionally:  (a) waive any requirement that the Pledgees, in the event of a breach in any material respect by the  Pledgors of any of its representations or warranties in the Transaction Documents, first make demand upon, or seek to enforce remedies against, the Company or any other person before demanding payment of enforcement hereunder; (b) covenants that this Agreement will not be discharged except by complete performance of all the obligations (the “Obligations”) specifically provided for or contemplated herein; (c) agree that this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part of the Transaction Documents or any limitation on the liability of the Company thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (d) waives diligence, presentment and protest with respect to, and notice of default in the performance or payment of any Outstanding Obligation by the Company under or in connection with the Transaction Documents.

3. Release.  The obligations, covenants, agreements and duties of the Pledgors hereunder shall not be released, affected or impaired by any assignment or transfer, in whole or in part, of the Transaction Documents or any Outstanding Obligation, although made without notice to or the consent of the Pledgors, or any waiver by the Pledgees, or by any other person, of the performance or observance by the Company or any other Pledgor of any of the agreements, covenants, terms or conditions contained in the Transaction Documents, or any indulgence in or the extension of the time or renewal thereof, or the modification or amendment (whether material or otherwise), or the voluntary or involuntary liquidation, sale or other disposition of all or any portion of the stock or assets of the Company or any other Pledgor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or any other Pledgor or any assets of the Company or any other Pledgor, or the release of any proper from any security for any Outstanding Obligation, or the impairment of any such property or security, or the release or discharge of the Company or any other Pledgor from the performance or observance of any agreement, covenant, term or condition contained in or arising out of the Transaction Documents by operation of law, or the merger or consolidation of the Company or any other cause, whether similar or dissimilar to the foregoing.

4. Subrogation.

(a) Unless and until complete performance of all the Outstanding Obligations hereunder, the Pledgors shall not be entitled to exercise any right of subrogation to any of the rights of the Pledgees against the Company or any collateral security or guaranty held by the Pledgees for the payment or performance of the Outstanding Obligations.

(b) In the extent that the Pledgors shall become obligated to perform or pay any sums hereunder, or in the event that for any reason the Company is now or shall hereafter become indebted to any other Pledgor, the amount of such sum shall at all times be subordinate as to lien, time of payment and in all other respects, to the amounts owing to the Pledgees under the Transaction Documents and the Pledgors shall not enforce or receive payment thereof until all Outstanding Obligations due to the Pledgees under the Transaction Documents have been performed or paid.  Nothing herein contained is intended or shall be construed to give to the Pledgors any right of subrogation in or under the Transaction Documents, or any right to participate in any way therein, or in any right, title or interest in the assets of the Pledgees.

5. Security.  As collateral security for the punctual payment and performance, when due, by the Company of all the Outstanding Obligations, the Pledgors hereby pledge with, hypothecate, transfer and assign to the Pledgees all of the pledged assets (the “Pledge Assets”) and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Pledged Assets, including, without limitation, any shares and other securities into which such Pledged Assets may be convertible or exchangeable and any dividends or other distributions in connection therewith (collectively, the “Additional Collateral” and together with the Pledged Assets, the “Collateral”).  Simultaneously herewith, the Pledgors shall deliver to the Pledgees the certificate(s) representing the Pledged Assets, duly authenticated in a manner acceptable to Pledgees, along with a stock transfer power duly executed in blank by the Pledgors, to be held by the Pledgees as security.  Any Collateral received by the Pledgors on or after the date hereof shall be immediately delivered to the Pledgees together with any executed stock powers or other transfer documents requested by the Pledgees, which request may be made at any time prior to the date when the obligations (the “Obligations”) shall have been paid and otherwise satisfied in full.

6. Voting Power, Dividends, Etc. and other Agreements.

(a) Whether or not an Event of Default (as set forth in Section 7 hereof) has occurred and is continuing, the Pledgors shall NOT be entitled to:

(i) Exercise any voting and/or consensual powers pertaining to the Collateral, or any part thereof, for all purposes;

(ii) Receive and retain dividends, distributions, proceeds paid, or any other tangible or intangible benefits with respect to the Collateral; or

(iii) Receive the benefits of any income tax deductions available to the Pledgors as a shareholder of the Company.

(b) The Pledgors individually or severally agree that they will not sell, assign, transfer, pledge, hypothecate, encumber, or otherwise dispose of the Collateral.

(c) The Pledgors jointly and severally agree to pay all costs including all reasonable attorneys’ fees and disbursements incurred by the Pledgees in enforcing this Agreement in accordance with its terms.

7. Default and Remedies.

(a) For the purposes of this Agreement, “Event of Default” shall mean:

(i) Default in or under any of the Outstanding Obligations after the expiration, without cure, of any applicable cure period;

(ii) A breach in any material respect by any Pledgor of any of his or its representations or warranties in this Agreement; or

(iii) A breach in any material respect by any Pledgor of any of his or its representations or warranties in any other Transaction Documents.

(b) the Pledgees shall have the following rights upon any Event of Default:

(i) The rights and remedies provided by the Uniform Commercial Code as adopted by the State of Delaware (the “UCC”) (as said law may at any time be amended);

(ii) The right to cause any or all of the Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by the Pledgees; and

(iii) The right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time).  Upon any such sale the Pledgees shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  The Pledgees shall give the Pledgors not less than ten (10) days’ written notice of its intention to make any such sale.  Any such sale shall be held at such time or times during ordinary business hours and at such place or places as the Pledgees may fix in the notice of such sale.  The Pledgees may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by the Pledgees until the selling price is paid by the purchaser thereof, but the Pledgees shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.  The Pledgees, however, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgors having been given due notice of all such action.  The Pledgees shall incur no liability as a result of a sale of the Collateral or any part thereof.  All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys’ fees incurred in connection with such sale, shall be applied in reduction of the Outstanding Obligations, and the remainder, if any, shall be paid to the Pledgors. Notwithstanding anything herein to the contrary, in the event that the Outstanding Obligations are not satisfied in full by the sale or other disposition of the Collateral, the Pledgors shall remain liable for any deficiency.

8. Application of Proceeds; Release.  The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by the Pledgees hereunder, shall be applied by the Pledgees first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgees for any damages, costs or expenses incurred by the Pledgees as a result of an Event of Default or as a result of the administration, construction or enforcement of any of the Transaction Documents, then to the payment of the principal amount or stated valued (as applicable) of, and interest or dividends (as applicable) and any other payments due in respect of, the Outstanding Obligations.  The remainder, if any, shall be paid to the Pledgors.  Notwithstanding anything herein to the contrary, in the event that the Outstanding Obligations are not satisfied in full by the sale or other disposition of the Collateral, the Pledgors shall remain liable for any deficiency. As used in this Agreement, “proceeds” shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

9. Representations and Warranties.

(a) The Pledgors hereby represent and warrant to the Pledgees that:

(i) The Pledgors has full power and authority and legal right to pledge the Collateral to the Pledgees pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Pledgors, enforceable in accordance with its terms;

(ii) The execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgors is a party or by which the Pledgors and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgors’ properties pursuant to the provisions of such mortgage, indenture, contract or other agreement;

(iii) each of the Pledgors is the sole record and beneficial owner of all of the Pledged Assets or the Pledgors, to the extent that any of the Pledged Assets are owned severally are together the sole record and beneficial owners of such Pledged Assets; and

(iv) the Pledgors, as applicable, own the Collateral free and clear of all Liens.

10. No Waiver; No Election of Remedies.  No failure on the part of the Pledgees to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgees of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.  In addition, the exercise of any right or remedy of the Pledgees at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee’s rights or remedies under such documents or at law or equity.

11. Termination.  This Agreement shall terminate on the date on which all Outstanding Obligations have been performed, satisfied, paid or discharged in full.

12. Further Assurances.  The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.  The Pledgees acknowledge that they are aware that Pledgors shall have no obligations whatsoever to the Pledgees beyond the Collateral pledged for the Obligations set forth herein, and no request for further assurance may or shall increase such Obligations.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

Pledgee:

DOMINION CAPITAL LLC

By: ______________________________________
Name:
Title:

Pledgors:

DIRECTVIEW HOLDINGS, INC.

By: ______________________________________
Name:
Title:

ROGER RALSTON

Assets subject to this pledge are appended hereto as Annex A